EXHIBIT 10.4


                                 LEASE AGREEMENT

         This lease agreement, dated as of the 29th day of May, 1998, by and between the G.D Package Machinery, Inc. hereinafter referred to as "Landlord", and ITI Technologies, Inc. hereinafter referred to as "Tenant".

         Witnesseth, that for and in consideration of the rent hereafter reserved, and the convenants contained herein, the parties hereby agree as follows:

1.       LEASE PREMISES.

         Landlord hereby leases to Tenant the premises situated in the County of Chesterfield, Virginia, known and described as follows:

                  A portion of that development known as Southport Corporate Center and located at 481 Southlake Boulevard. Said premises contain 2,725 square feet of office/warehouse space. Said premises are outlined in red on Exhibit "A" site plan, which is attached hereto and made a part hereof, hereinafter referred to as the "Premises".

2.       TERM AND POSSESSION.

         2.1 TERM. The term of this Lease shall be for thirty-six (36) months commencing on June 1, 1998 and ending on May 30, 2001 unless sooner terminated pursuant to any provision hereof.

3.       RENT.

         3.1 RENT. Tenant shall pay to Landlord as rent for the Premises the annual sum of (see Section 3.2 below) payable without deduction or demand, in equal monthly installments of (see Section 3.2 below) hereinafter referred to as the "basic monthly rental", in advance on the first day of each calendar month during the term hereof, the first installment payable on the execution of the Lease and the remaining installments payable on the first day of each month during the said term to and at the office of G.D Package Machinery Inc., 501 Southlake Blvd., Richmond, VA 23236, or at such other place as Landlord may from time to time designate to Tenant in writing. Rent checks shall be made payable to G.D Package Machinery Inc. Should the term of this lease commence on a day other than the first day of a calendar month, the parties agree that rental for the first and last month of the term shall be pro-rated and rent for the remaining months shall be due and payable on the first of the month as provided above.

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         3.2 RENT SCHEDULE.

             Landlord and Tenant agree that rent shall be paid as follows:

                  Period                      Annual Rent        Monthly Rent
             June 1, 1998 -- May 31, 1999         $17,376        $1,448
             June 1. 1999 -- May 31, 2000         $17,892        $1,491
             June 1, 2000 -- May 31, 2001         $18,432        $1,536

         3.3 LATE CHARGE. Tenant hereby recognized and acknowledges that if rental or other payments are not received when due, Landlord will suffer damages and additional expense thereby and Tenant therefore agrees, in addition to such other remedies as are available to Landlord, to pay as additional rent (if not waived by Landlord) a late charge equal to five percent (5%) of any sum due hereunder which is not paid within seven (7) days of its due date. Furthermore, Landlord or Agent shall have the right to require that rental payments be made by certified or cashier's check.

4.       SECURITY DEPOSIT.

         Landlord acknowledges and agrees that the Tenant has previously deposited with Landlord One Thousand Three Hundred Twenty-five and no/100 dollars ($1325.00) as security for the faithful performance of Tenant's obligations hereunder. The conditions under which Landlord will hold (and be obligated subsequently to return) the security are as follows:

         a.       Full term of Lease has expired.
         b. Tenant has given Landlord at least sixty (60) days' written notice that it will vacate the Premises.
         c. Tenant does vacate the Premises at the termination of Lease and return keys thereto.
         d. Premises, inside and out, are left in "broom clean" condition and undamaged (except ordinary wear and tear).
         e. That there are no unpaid late charges, delinquent rent, court costs or attorneys fees or other monies owed by Tenant to Landlord.

         If Tenant has complied with each of the above requirements, Landlord agrees that said security deposit will be returned. No interest shall be paid on the security deposit and Tenant shall not offset any payment due hereunder by the security or any part thereof. If Tenant violates any of the above requirements, Landlord may apply a part of, or all of the security deposit to cover the cost of expense incurred or deficiency existing in any monies due to the Landlord for failure to comply with the provisions of this Lease and the matters as set forth in paragraph 4(a) through (e) and the Landlord shall have the right to proceed with any other legal or equitable remedies available to it.

5.       USE.

         The Premises shall be used and occupied for office/laboratory purposes as allowed in the Chesterfield County M-1 Zoning classification and for no other purpose.

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6.       UTILITIES.

         Tenant agrees to pay when due all utility charges, except water and sewer, incurred in connection with its use and occupancy of the Premises, including, but not limited to, electricity, fuel, gas, and telephone (including equipment and installation charges) and to immediately transfer all utility accounts into its own name at the commencement of the term of this Lease (or whenever Tenant occupies the Premises, if such occupancy is prior to the commencement of the Lease).

7.       ACCEPTANCE OF PREMISES.

         Except as otherwise provided in this Lease, Tenant hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinance and regulations governing and regulating the use of the Premises, and any easements, convenants, restrictions or other matters of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future of the Premises for the conduct of Tenant's business.

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8.       MAINTENANCE AND REPAIRS.

         8.1 STRUCTURAL MAINTENANCE. Landlord shall be solely responsible for and shall maintain in good condition and repair the roof, foundation, exterior walls, as well as the underground pipes and conduits, and the sprinkler system (provided that the system serves more than Tenant's Premises): and Landlord shall make all repairs becoming necessary by reason of any structural defect in the Premises; provided however, that Landlord shall not be required to make any repairs necessitated by reason of any act or omission by Tenant, its employees, agents, licensees, invitees or anyone entering the Premises by force, but if Landlord does make any such repairs, Tenant agrees to promptly, upon demand, reimburse Landlord for the full costs thereof. That no liability shall be imposed on the Landlord because of any injury or damage to personal property. or because of any interference with the services and facilities listed above, caused by accidents or repairs, riots, strikes, or any other reason beyond the control of the Landlord, and that the Landlord shall be under duty of restore any of such services and facilities or to make any of the repairs for which the Landlord is obligated, except after receipt of written notice from the Tenant of a need therefore, and there shall be a reasonable period of time within which the Landlord may make such repairs, in no event, however, shall Landlord fail to begin making repairs within 30 days after notice of diligently pursue such repairs to completion.

         8.2 OTHER MAINTENANCE AND REPAIRS. Except as otherwise expressly provided in Paragraph 8.1 and except to the extent a guarantor or warrantor performs under Paragraph 7.1, Tenant shall, at its own expense, during the full term of this Lease, keep the Premises in good order and condition, and make all repairs and do all acts of maintenance becoming necessary in, upon or about the Premises, including specifically but not being limited to the, doors and door jambs, both inside and outside, loading docks, windows, and window casings and sills, both inside and outside, and plate or other glass windows and doors, and to make, a Tenant's expense, all repairs and to do all acts or maintenance becoming necessary during the term of the Lease and to replace all worn out and broken parts of, the plumbing and electrical systems and equipment. All plate glass and other glass which may be damaged or broken shall be replaced by Tenant with 24 hours of such damage.

9.       ALTERATIONS.

         9.1 INSTALLATION. Tenant shall not make any alterations, additions, modifications or improvements to the Premises without the prior written consent of the Landlord, which consent will not be unreasonably withheld, and with the consent of any mortgagee or underlying lessor to the extent required. If Tenant desires to make any such alterations, etc., plans for same shall first be submitted to and approved by Landlord and same shall be done by Tenant, at its own expense, and Tenant agrees that all such work shall be done in a good and workmanlike manner and in accordance with applicable laws and regulations, that the structural integrity of the building shall not be impaired, that no liens shall attached to the Premises by reason thereof, and that Tenant will secure all necessary permits pertaining to the aforementioned alterations.


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         9.2 OWNERSHIP AND REMOVAL. The alterations, additions, modifications and improvements referred to in Paragraph 9.1, and consented to in writing by Landlord, shall become part of the real property as soon as they are affixed thereto; however, Landlord may, at Landlord's option, require that Tenant remove all or any part of said alterations prior to the expiration of the Lease Term. If Landlord so requires, Tenant agrees at its own expense, to remove same and to restore the Premises to their original condition, reasonable wear and tear excepted.

10.      HAZARDOUS STORAGE.

         Tenant agrees that it will not store gasoline or other explosive, flammable or toxic material in the Premises or do anything which may cause Landlord's insurance company to void the policy covering the Premises or to increase the premium thereon, and that Tenant will immediately conform to all rules and regulations from time to time established by the Landlord's insurance company or insurance rating bureau. See Lease Addendum.

11.      INSURANCE.

         11.1 FIRE INSURANCE. Tenant agrees, in addition to the provisions of Paragraph 10, that it will not do anything that will cause Landlord's insurance against loss by fire or other hazards, as well as public liability insurance, to be canceled or that will prevent Landlord from procuring same in acceptable companies and at standard rates. Tenant will further do everything reasonably possible and consistent with the conduct of Tenant's business, to enable Landlord to obtain the lowest possible rates for insurance on the Premises. If the cost to Landlord of obtaining insurance on the Premises (or the building in which the Premises are located) is increased above the first year due to the Tenant's occupancy thereof or any increase in rate or value of the Premises, Tenant agrees to pay, promptly upon demand, as additional rental, any such increase.

         11.2 LIABILITY INSURANCE AND INDEMNIFICATION OF LANDLORD. Landlord and Agent shall not be liable to Tenant for and Tenant does hereby release Landlord and Agent and their respective agents and employees from liability for any injury, loss or damages to the Tenant or to any other person or property occurring upon the Premises or the approaches thereto or the parking facilities in or adjacent thereto from any cause other than Landlord's willful negligence or gross negligence. Tenant agrees to indemnify and save the Landlord harmless against and from any and all liability, damages, expenses, including reasonable attorneys' fees, except for damages caused by Landlord's willful negligence or gross negligence, that may be brought against it, for or on account of any damages, loss or injury to persons or property in or about the Premises during the term of this Lease, or during any occupancy by Tenant prior to the commencement of this Lease. Tenant further agrees to carry, at its own expense, at all times, during the term hereof, public liability insurance, in a form and with a company satisfactory to Landlord's bodily injury and property damage combined single limit policy of at least $1,000,000 or in such greater amounts as Landlord may from time to time reasonably require. Tenant shall also carry, at its own expense, plate glass insurance, where appropriate. All such policies shall name the Tenant, the Landlord and Agent, as parties insured and shall contain a provision that the same may not be canceled without giving the Landlord and the Agent at least thirty (30)

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         days' prior written notice. In addition, such policies or certificates evidencing that such policies are in effect, shall be delivered to Landlord and Agent at the commencement of the term hereof and renewals shall be delivered at least ten (10) days prior to the expiration or cancellation of any such policy. See Lease Addendum.

12.      PERMITS -- COMPLIANCE WITH LAWS.

         12.1 PERMITS.

         12.2 COMPLIANCE WITH LAWS. Tenant shall thereafter promptly comply with all statutes, laws, ordinances, orders, rules, regulations and requirements of the Federal, State and local governments and of the Board of Fire Underwriters applicable to Tenant's use of the Premises, for the correction, prevention and abatement of nuisances or violations in, upon or connected with the Premises during the term of this Lease. Tenant shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

13.      ASSIGNMENT AND SUBLETTING.

         Tenant agrees that it will not transfer, assign or sublet the Premises, in whole or in part, without Landlord's prior written consent. Landlord agrees that it will not unreasonably withhold its consent, but if such consent if given, Tenant shall not be relieved from any liability under this Lease. Tenant further agrees that if it wishes to assign this Lease or sublet more than 75% of the Premises, it will first notify Landlord in writing, and the Landlord may, by written notice to Tenant within thirty (30) days after receipt of Tenant's notice, cancel this Lease, in which event Landlord shall release Tenant as to liability arising under this Lease after the date of cancellation. Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law.

14.      SUBORDINATION.

         Unless otherwise provided in the applicable instrument, Tenant accepts this Lease, and the tenancy created hereunder, subject and subordinate to any underlying leases, mortgages, deeds or trust, leasehold mortgages or other security interests now or hereafter, on request execute any instruments that may be required by any mortgage, mortgagee, deed of trust, trustee, or underlying owner of Landlord hereunder to subordinate Tenant's interest hereunder to the lien of any such mortgages, deed or deeds of trust or underlying lease, and the failure of Tenant to execute any such instruments, leases or documents shall constitute a default hereunder.

15.      ATTORNMENT AND NON-DISTURBANCE.

         Tenant agrees that upon any termination of Landlord's interest in the Premises, Tenant will, upon request, attorn to the person or organization then holding title to the reversion of the Premises (the "Successor") and to all subsequent Successors, and shall pay to the

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         Successor all rents and other monies required to be paid by the Tenant hereunder and perform all of the other terms, convenants, conditions and obligations contained in this Lease, provided, however, that Tenant shall not be so obligated to attorn unless, if Tenant shall so request in writing, such Successor will execute and deliver to Tenant an instrument wherein such Successor agrees that so long as Tenant performs all of the terms, convenants and conditions of this Lease, Tenant's possession of the Premises under the Premises under the provisions of this Lease shall not be disturbed by any such Successor.

16.      PROPERTY LOSS OR DAMAGE.

         16.1 Tenant hereby expressly agrees that Landlord and Agent shall not be responsible in any manner for and does hereby release Landlord and Agent and their respective agents and employees from any and all liability for any damage or injury directly and indirectly caused by
         (1) dampness or water, whether due to a break or leak in any part of the roof, heating, plumbing, or other Tenant system within the Premises, or in the building in which the Premises are located, no matter how caused; (2) theft; (3) fire or other casualty; (4) any other cause whatsoever unless caused by Landlord's negligence or willful misconduct and not otherwise covered by Tenant's insurance.

         16.2 Subject to the provisions of paragraph 16.1, Landlord shall not be liable for damage or injury to person or property of Tenant or of any other person or business unless notice in writing of any defect (a) which Landlord has under the terms of this Lease the duty to correct and (b) which has caused such damage or injury, shall have been given in sufficient time before the occurrence of such damage or injury reasonably to have enabled Landlord to correct such defect, and even then only if such damage or injury is due to Landlord's negligence.

17.      TENANT'S FAILURE TO PERFORM.

         In the event that Tenant fails, after fifteen (15) days' written notice from Landlord, to keep the Premises in good state of condition and repair, or to commence and continuously make required repairs, or to do any act or make any payment or perform any term or convenant on Tenant's part required under this Lease or otherwise fails to comply herewith, Landlord may (at its option, but without being required to do so) immediately, or at any time thereafter and without notice perform the same for the account of Tenant (including entering the Premises at all reasonable hours to make repairs and do any act or make any payment which Tenant has failed to do), and if Landlord makes any expenditures, or incurs any obligations for the payment of money in connection therewith, including, but not limited to, attorney's fees in instituting prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve percent (12%) per annum and costs, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor. All rights given to Landlord in this section shall be addition to any other right or remedy of Landlord herein contained.

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18.      LANDLORD'S RIGHT TO ENTER AND SHOW PREMISES.

         18.1 LANDLORD'S RIGHT TO INSPECT AND REPAIR. Tenant agrees to permit Landlord or Agent to enter the Premises at any reasonable time for the purpose of determining the condition of the Premises and making repairs thereto, as provided above in Paragraph 18.

         18.2 LANDLORD'S RIGHT TO SHOW PREMISES. Tenant agrees that Landlord may show prospects through the premises during normal business hours and, within the last six months of the lease term, display a "For Lease" or "For Sale" sign on the Premises. Landlord must cooperate with Tenant and not detrimentally affect Tenant's business.

19.      SURRENDER AT END OF TERM.

         Except as otherwise provided in Paragraph 9.2, Tenant shall vacate the Premises at the expiration or other termination of this Lease and shall remove all goods and effects not belonging to Landlord and shall surrender possession of the Premises and all fixtures and systems thereof in good repair, reasonable wear and tear excepted.

20.      EMINENT DOMAIN.

         If the entire Premises shall be substantially taken (either temporarily or permanently) for public purposes, or in the event Landlord shall convey or lease the Premises to any public authority under threat or condemnation or taking, the rent shall be adjusted to the date of such taking or leasing or conveyance, and this Lease shall thereupon terminate. If only a portion of the Premises shall be so taken, leased or condemned, and a result of such partial taking, Tenant is reasonably able to use the remainder of the Premises for the purposes intended hereunder, then this Lease shall not terminate, but, effective as of the date of such taking, leasing or condemnation, the rent hereunder shall be abated in any amount thereof proportionate to the area of the Premises so taken, leased or condemned. If, following such partial taking, Tenant shall not be reasonably able to use the remainder of the premises for the purposes intended hereunder, then this Lease shall terminate as if then entire Premises had been taken, leased or condemned. In the event of a taking, lease or condemnation as described in this Paragraph, whether or not there is a termination hereunder, Tenant shall have no claim against Landlord other than an adjustment of rent to the date of taking lease or condemnation, and Tenant shall not be entitled to any portion of any amount that may be awarded as damages or paid as a result or in settlement of such proceedings or threat.

21.      DEFAULTS - REMEDIES.

         The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease of Tenant:

         (a) The vacating or abandonment of the Premises by Tenant.

         (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due. Tenant shall be entitled to one written

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         notice of late payment from Landlord per year before such an event shall constitute a default, provided Tenant makes payment within 10 days after receipt of said notice.

         (c) The failure by Tenant to observe or perform any of the convenants, conditions or provisions of this Lease to be observed or performed by Tenant other than described in Paragraph (b) hereinabove, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of the Tenant's default is such that more than five (5) days are reasonably required for its cure, then Tenant shall not be deemed to be default if Tenant commences such cure within said five (5) day period and thereafter, diligently prosecutes such cure to completion.

         (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, filing by or against Tenant under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days, the appointment of a Trustee or receiver to take possession of substantially all of the Tenant's assets located in the Premises or the Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days or the attachment, execution of other judicial seizure of substantially all Tenant's assets located at the premises or Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         In the event of such material default or breach by Tenant, Landlord may at any time hereunder, with or without notice or demand, without limiting Landlord in the exercise of any other right or remedy which Landlord may have hereunder or pursuant to applicable law by reason of such default or breach, proceed in the following manner:

         Notwithstanding that Landlord prior to such breach or default shall have received rent or any payment, however designated, for the use of the Premises from or on behalf of Tenant or from any other person and regardless of and notwithstanding the fact that Landlord has or may have some other remedy under this Lease or by virtue hereof or by law or in equity, Landlord may immediately or at any time after any of such breach or default give to Tenant a notice of termination of this Lease, and, upon the giving of such notice, this Lease and the term and estate hereby granted shall expire and terminate upon the day so specified in such notice as fully and completely and with the same force and effect as if the day so specified were the date hereinbefore fixed for the normal expiration of the term of this Lease and all rights of Tenant under this Lease shall expire and terminate, but Tenant shall remain liable for damages as hereinafter provided.

         Upon any such termination of this Lease, Tenant shall peaceably quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess itself thereof, by force, summary proceeding, ejectment, unlawful detainer, or otherwise, and may dispossess and remove Tenant and all other persons and property from the Premises, and may have, hold and enjoy the Premises and the right to receive all rental and other income and other income of and from the same. No re-entry by Landlord shall be deemed an acceptance of a surrender of this Lease.

         It is convenanted and agreed by Tenant that in the event of the termination of this Lease or of re-entry by Landlord, under any provisions of this Section or pursuant to law by reason of default hereunder on the part of Tenant, Tenant will pay to Landlord, as

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         damages, at the election of Landlord, sums equal to the basic rental, additional rental and any other sums which would have been payable by Tenant has this Lease not so terminated, payable upon the days specified herein following such termination or such re-entry and until the date hereinabove set for the normal expiration of the full term hereby granted, provided, however, that if Landlord shall re-let the Premises during said period (it being understood that Landlord has no obligation to do so), Landlord shall credit Tenant with the net rents, if any, received by Landlord from such re-letting, the expenses incurred or paid by Landlord in terminating this Lease or of re-entering the Premises and of securing possession thereof, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokers' commissions and all other expenses chargeable against the Premises and the rental therefrom; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums otherwise payable by Tenant to Landlord hereunder.

         Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of this paragraph, or under any provisions of law, or had Landlord not re-entered the Premises. Landlord shall also be entitled to collect from Tenant any reasonable attorney's fees arising out of Tenant's default hereunder. Landlord shall also be entitled to such other remedies as may be available at law or in equity in the event of default by Tenant hereunder.

         Tenant, for Tenant, and on behalf of any and all persons claiming by, through or under Tenant, including creditors of all kind, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

22.      SEVERAL LIABILITY.

         If the Tenant shall be one or more individuals, corporations or other entities, whether or not operating as a partnership or joint venture, then each such individual, corporation, entity, joint venture or partner shall be deemed to be both jointly and severally liable for the payment of the entire rent and other payments specified herein and all other duties and obligations of Tenant hereunder.

23.      ESTOPPEL CERTIFICATES.

         Tenant agrees at any time and from time to time upon five (5) days' prior notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of the signer of such certificate, Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may

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         have knowledge, and such other matters as Landlord may request, it being intended that any such statement hereunder may be relied upon by any third party not a party to this Lease.

24.      NOTICES.

         Any notices required to be served in accordance with the terms of this Lease shall be in writing and served by registered or certified mail, or delivered in person and duly acknowledged, as follows:

                To Tenant:     ITI Technologies, Inc.
                               Attn: General Counsel
                               2266 Second Street North
                               North St. Paul, Minnesota 55109

                To Landlord:   G.D. Package Machinery Inc.
                               501 Southlake Boulevard
                               Richmond, Virginia 23226

         Either party may at any time designate by written notice to the other a change in the above addresses for addressees. All notices, demands and requests which shall be served by registered or certified mail in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed by United States registered or certified mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government.

25.      SEPARABILITY.

         If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of the Lease shall be valid and enforceable to the fullest extent permitted by law.

26.      CAPTIONS.

         All headings in this Lease are intended for convenience of reference only and are not to be deemed or taken as a summary of the provisions to which they pertain or as a construction thereof.

27.      SUCCESSORS AND ASSIGNS.

         Except as otherwise provided, the covenants, conditions and agreements contained in the Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective heirs, distributees, executors, administrators, successors and assigns.

28.      GOVERNING LAW.

         This Lease was made in the state of Virginia and shall be governed by and construed in all respects in accordance with the laws of the State of Virginia.

29.      INCORPORATION OF PRIOR AGREEMENTS.

         This Lease contains all agreements of the parties with respect to any matters contained herein. No prior agreement or understanding pertaining to any such matter shall be affected. This Lease may be modified only in writing and signed by the parties in interest at the time of the modification.

30.      CUMULATIVE REMEDY.

         No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

31.      ATTORNEY'S FEES.

         If Landlord or Agent or Tenant brings an action to enforce the terms hereof or declare rights hereunder, and prevails in any such action, the prevailing party shall be entitled to reasonable attorneys' fees from the non-prevailing parties.

32.      AUCTIONS.

         Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33.      RECORDING.

         Either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this lease suitable for recording purposes.

34.      EASEMENTS.

         Landlord reserves to itself the right, from time to time to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of Subdivision Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the permitted use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so constitutes a material breach of the Lease.

35.      AUTHORITY.

         If Tenant is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of the Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

36.      MISCELLANEOUS.

         (a) As used in this Lease, and where the context requires: (1) the masculine shall be deemed to include the feminine and neuter and vice-versa; and (2) the singular shall be deemed to include the plural and vice-versa.

         (b) Tenant convenants and agrees that it shall not inscribe, affix, or otherwise display signs, advertisements or notices in, on, upon or behind any windows or on any door, partition or other part of the interior or exterior of the building without the prior written consent of the Landlord, which consent shall be withheld at Landlord's sole discretion. If such consent be given by Landlord, or a company approved by Landlord, but the cost of same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand.

         (c) Tenant convenants and agrees that it shall not attach or place awnings, antennas or other projections to the outside walls or any exterior portion of the building. No curtains, blinds, shades or otherwise shall be attached to or hung in, or used in connection with any window or door of the Premises, without the prior written consent of Landlord.

         (d) Tenant further convenants and agrees that it shall not pile or place or permit to be placed any goods on the sidewalks or parking lots in the front, rear or sides of the building, or to block said sidewalks, parking lots and loading areas and not to do anything that directly or indirectly will take any of the rights or ingress or egress or of light from any other tenant of the Landlord.

         (e) Tenant waives statutory notice to quit prior to commencement of an action for summary possession for nonpayment of rent.

         (f) Except as otherwise expressly provided, Landlord and Agent shall not be deemed to have waived any of the provisions hereof unless the waiver be in writing and signed by the party against whom waiver is sought to be enforced.

37.      ACKNOWLEDGMENT.

         Landlord and Tenant agree that any previous Lease Agreement previously entered into and executed between these two parties on the above written premise shall be null and void, and that this Lease Agreement shall supersede any such previously executed Lease Agreement between these two parties.

         Landlord and Tenant have carefully read and reviewed this Lease and each term and provision contained herein and, by execution of the Lease, show their informed and voluntary consent thereto. The parties hereby agree that, at the time this Lease is executed, the terms of this Lease are commercially reasonable and effectuate the intent and purpose of Landlord and Tenant with respect to the Premises. The Parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of the Lease.

         In witness whereof, Landlord and Tenant have respectively signed and sealed this Lease of the day and year first above written.

WITNESS                                LANDLORD: G.D. PACKAGE MACHINERY INC.
                                                  AT VIRGINIA CORPORATION


/s/ Janet G. Workman                   /s/ illegible
------------------------------------   -----------------------------------------
                                       BY:


WITNESS                                       TENANT: ITI TECHNOLOGIES, INC.
                                                  A DELAWARE CORPORATION

/s/ illegible                          /s/ illegible
------------------------------------   -----------------------------------------